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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference to Registration Statements Number 2-66830, 2-96290, 33-36841, 33-62118, 33-61861, 33-61939 and 333-21861 on Form
S-8 of Varco International, Inc. and in the related Prospectuses of our report dated February 8, 1999, with respect to the consolidated financial statements and schedule of Varco International, Inc. included in the annual report on Form 10-K for the year ended December 31, 1998.

                                                /s/ Ernst & Young LLP

Orange County, California
March 19, 1999